united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38824	83-1476189
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
including area code)

Hennessy Capital Acquisition Corp. IV

3415 N. Pines Way, Suite 204

Wilson, Wyoming 83014

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 21, 2020, Hennessy Capital Acquisition Corp. IV, a Delaware corporation (“Hennessy Capital” or, after giving effect to the Business Combination, the “Company”), (i) consummated the previously announced business combination (the “Business Combination”) with Canoo Holdings Ltd., an exempted company incorporated with limited liability in the Cayman Islands (“Legacy Canoo”), pursuant to that certain Merger Agreement and Plan of Reorganization, dated August 17, 2020 (the “Merger Agreement”), by and among Hennessy Capital, HCAC IV First Merger Sub, Ltd., an exempted company incorporated with limited liability in the Cayman Islands and a direct, a wholly owned subsidiary of Hennessy Capital, EV Global Holdco LLC (f/k/a HCAC IV Second Merger Sub, LLC), a Delaware limited liability company and a direct, wholly owned subsidiary of Hennessy Capital, and Legacy Canoo, and (ii) filed the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State changing its name from “Hennessy Capital Acquisition Corp. IV” to “Canoo Inc.” As disclosed below, the Company’s stockholders had previously approved the Business Combination at a special meeting of stockholders held earlier on December 21, 2020 (the “Special Meeting”).

In connection with Special Meeting and the Business Combination, holders of 9,571 shares of Hennessy Capital’s Class A common stock, or 0.03% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.28 per share, for an aggregate redemption amount of $98,413.44.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 21, 2020, Hennessy Capital held the Special Meeting for the following purposes:

(1) to consider and vote upon a proposal to approve the Merger Agreement (the “Business Combination Proposal”);

(2) to approve and adopt separate proposals for amendments to Hennessy Capital’s Amended and Restated Certificate of Incorporation (the “Existing Charter”), which are reflected in the proposed Second Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”):

●	to increase the authorized shares of the Company’s common stock to 500,000,000 shares and authorized shares of preferred stock to 10,000,000 (“Proposal 2”);

●	to approve the amendment to the Existing Charter to require an affirmative vote of 66 2/3% of the outstanding shares of the Company’s common stock to alter, amend, or repeal the proposed bylaws of the Company (“Proposal 3”);

●	to approve the amendment to the Existing Charter to require an affirmative vote of 66 2/3% of the outstanding shares of the Company’s common stock to alter, amend, or repeal Articles V, VI, VII and VIII of the Amended Charter (“Proposal 4”); and

●	to approve and adopt the Amended Charter that includes the approval of Proposal 2, Proposal 3 and Proposal 4 and provides for certain additional changes, including changing the Company’s name from “Hennessy Capital Acquisition Corp. IV” to “Canoo Inc.,” which the Company’s board of directors (the “Board”) believed were necessary to adequately address the needs of the Company immediately following the consummation of the Business Combination and approval of the Amended Charter (“Proposal 5,” and together with Proposals 2, 3 and 4, the “Charter Proposals”);

(3) to elect, effective at the closing of the Business Combination, two directors (Foster Chiang and Greg Ethridge) to serve as Class I directors on the Board, two directors (Thomas Dattilo and Rainer Schmueckle) to serve as Class II directors on the Board and two directors (Josette Sheeran and Tony Aquila) to serve as Class III directors on the Board (the “Director Election Proposal”);

(4) to approve and adopt the Canoo Inc. 2020 Equity Incentive Plan (the “Incentive Plan Proposal”);

(5) to approve and adopt the Canoo Inc. 2020 Employee Stock Purchase Plan (the “Purchase Plan Proposal”);

(6) to approve, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market, the issuance of up to 190,000,000 shares of Hennessy Capital’s Class A common stock to the equity holders Legacy Canoo pursuant to the Merger Agreement and 32,325,000 shares of Hennessy Capital’s Class A common stock to certain investors in the private placement of securities pursuant to the terms of certain subscription agreements entered into in connection with the Business Combination (the “Nasdaq Proposal”); and

(7) to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Purchase Plan Proposal or the Nasdaq Proposal (the “Adjournment Proposal”).

There were 37,307,189 shares of Hennessy Capital’s common stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting, there were 24,219,403 shares voted by proxy or in person, which constituted a quorum. The results for each matter were as follows:

●	Hennessy Capital’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
24,182,059	33,304	4,040	0

●	Hennessy Capital’s stockholders approved Proposal 2, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
22,885,180	1,283,583	50,640	0

●	Hennessy Capital’s stockholders approved Proposal 3, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
22,917,413	1,263,465	38,525	0

●	Hennessy Capital’s stockholders approved Proposal 4, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
22,920,771	1,263,190	35,442	0

●	Hennessy Capital’s stockholders approved Proposal 5, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
22,969,923	1,191,367	58,113	0

●	Hennessy Capital’s stockholders approved the Director Election Proposal, based on the following votes:

Class I Directors:
Foster Chiang:	For: 23,808,622	Withheld: 410,781
Greg Ethridge:	For: 24,182,671	Withheld: 36,732
Class II Directors:
Thomas Dattilo:	For: 23,863,351	Withheld: 356,052
Rainer Schmueckle:	For: 24,181,206	Withheld: 38,197
Class III Directors:
Josette Sheeran:	For: 24,180,914	Withheld: 38,489
Tony Aquila:	For: 24,182,257	Withheld: 37,146

●	Hennessy Capital’s stockholders approved the Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
22,345,357	1,817,342	56,704	0

●	Hennessy Capital’s stockholders approved the Purchase Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
22,439,357	1,735,339	44,707	0

●	Hennessy Capital’s stockholders approved the Nasdaq Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
24,135,039	48,195	36,169	0

Item 7.01 Regulation FD Disclosure.

On December 21, 2020, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release dated December 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020

Canoo Inc.

By:	/s/ Paul Balciunas
Name: Paul Balciunas
Title: Chief Financial Officer

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